Exhibit (10.S)

TRUST AGREEMENT

THIS BONUS AND UNITED KINGDOM SEVERANCE TRUST AGREEMENT, dated as of November 1, 2003 (the “Agreement”), is by and between THE FINOVA GROUP INC., a Delaware corporation (“Grantor”) and ATLANTIC TRUST COMPANY, N.A., a national association (the “Trustee”). The Grantor and the Trustee are hereinafter each sometimes referred to individually as a “Party” and collectively as the “Parties”. Other capitalized terms not defined in the immediate text are defined in Section 12.

W I T N E S S E T H:

WHEREAS, the Grantor desires to convey assets (“Trust Assets”) to the Trustee for deposit to a trust account (the “Trust Account”) established and maintained in accordance with the terms of this Agreement in an amount sufficient to provide for payment of its Bonus Obligations with respect to its Employees, domestic and foreign, and to provide further for payment of Severance Obligations (the “UK Severance Obligations”) to its employees resident in the United Kingdom (“UK Employees”); and

WHEREAS, the Trust is established for the benefit of certain Beneficiaries, each of whom is currently an employee of the Grantor and is potentially entitled to the payment of Bonus Obligations in accordance with the Grantor’s bonus programs, whether one or more, as those programs may be amended, supplemented and replaced from time to time, as defined more fully in Schedule 1 (the “Bonus Programs”) or UK Severance Obligations as defined more full in Schedule 2; and

WHEREAS, the Trustee has agreed to act as Trustee hereunder, and to accept, hold and release the Trust Assets and/or the proceeds thereof, in accordance with the terms of this Agreement; and

WHEREAS, this Agreement is made for the benefit of the Beneficiaries and for the purpose of setting forth the duties and powers of the Trustee and the rights of the Grantor and the Beneficiaries with respect to the Trust Assets.

NOW, THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereby agree as follows:

1. APPOINTMENT OF TRUSTEE; CONVEYANCE OF ASSETS

1.1 Appointment of Trustee. The Grantor hereby appoints and authorizes ATLANTIC TRUST COMPANY, N.A., a national association, to act as Trustee as provided herein and to exercise the powers under this Agreement as are delegated to the Trustee by the terms hereof, together with all powers as are reasonably incidental thereto. The Trustee hereby accepts the appointment and agrees to exercise those powers and perform those functions from time to time as are specifically delegated to the Trustee by the terms hereof.

1.2 Establishment of Trust Account. The Grantor shall establish the Trust Account with the Trustee and the Trustee shall administer the Trust Account in its name as Trustee for the benefit of the Beneficiaries, upon the terms and conditions set forth herein. The Trust Account shall be subject to withdrawal only as expressly provided herein.

1.3 Conveyance of Assets to Trustee. Concurrently with the execution of this Agreement, the Grantor shall irrevocably transfer, assign, set-over, and otherwise convey to the Trustee, for deposit into the Trust Account for the benefit of the Beneficiaries, all right, title and interest of the Grantor in, to and under Assets in the amount of $13,170,609.00 for Bonus Obligations and UK Severance Obligations estimated as of the date of this Agreement, other than the Grantor’s reversionary interest in the Trust Assets upon payment of the respective Bonus Obligations or UK Severance Obligations, or as otherwise provided herein. The foregoing transfer, assignment, set-over and conveyance is intended to vest title to the Trust Assets in the Trustee.

2. WITHDRAWAL OF TRUST ASSETS FROM TRUST ACCOUNT

2.1 Beneficiaries’ Rights to Withdraw Assets. Upon fulfillment of the applicable time periods and other conditions noted in this Section 2.1 and subject to the objection period set forth in Section 2.3, each Beneficiary shall have the right to withdraw from the Trust Account, subject only to written notice from the Beneficiary to the Grantor and the Trustee in the form annexed hereto as Exhibit A-1 (for Bonus Obligations) or A-2 (for UK Severance Obligations), as applicable (each Exhibit A-1 or A-2 being referred to herein as a “Withdrawal Notice”) the Trust Assets described in that Withdrawal Notice. The Beneficiary shall be entitled to execute and deliver a Withdrawal Notice to the Trustee only after the following period has expired, as applicable:

A.	For Bonus Obligations:

(i)	Not After Termination of Employment: If the Beneficiary is seeking payment of Bonus Obligations and continues to be an employee of Grantor or its affiliates or successors, the Withdrawal Notice may not be sent to the Trustee earlier than 30 days after the bonus payment was to have been made (the annual bonus payments are assumed to be payable on the last day of February of the following year, so the Withdrawal Notice could not be sent prior to March 30).

(ii)	Following Termination of Employment before January 1, 2004: If the Beneficiary has been terminated by the Company involuntarily other than for cause or has ceased employment due to death or disability, the Withdrawal Notice may be send to the Trustee no earlier than 60 days after the termination of employment, provided the Grantor has not previously paid the Bonus to the Beneficiary.

(iii)	Following Termination of Employment on or after January 1, 2004 and Upon Execution of a Severance Agreement: If the Beneficiary has been terminated by the Company involuntarily other than for cause or has ceased employment due to death or disability, the Withdrawal Notice may be sent to the Trustee no earlier than 10 days after the Beneficiary has executed and delivered to Grantor a severance agreement and release in Grantor’s standard form (unless otherwise agreed in writing by Grantor) (a “Severance Agreement”), provided that the Beneficiary has not revoked that Severance Agreement, and provided further that the Withdrawal Notice must include a copy of the Severance Agreement executed by the Beneficiary and the Grantor, and provided further that the Grantor has not previously paid the Bonus to the Beneficiary.

B.	For UK Severance Obligations:

(i)	Following Termination of Employment and Upon Execution of a Severance Agreement: If the Beneficiary has been terminated by the Company involuntarily other than for cause and other than due to death, disability or other occurrence that eliminates rights to Severance under the UK Severance Programs, the Withdrawal Notice may be sent to the Trustee no earlier than 10 days after the Beneficiary has executed and delivered to Grantor a severance agreement and release in Grantor’s standard form (unless otherwise agreed in writing by Grantor) (a “Severance Agreement”), provided that the Beneficiary has not revoked that Severance Agreement, and provided further that the Withdrawal Notice must include a copy of the Severance Agreement executed by the Beneficiary and the Grantor, and provided further that the Grantor has not previously paid the UK Severance Obligations to the Beneficiary.

Except as provided in Sections 2.2, 4.1, 6, 7.12 and 8.1 hereof, no person other than the Beneficiary may direct a withdrawal of assets from the Trust Account.

2.2 Grantor’s Right. The Grantor shall have the right, upon presentation to the Trustee of a release (a “Release”), in the form annexed hereto as Exhibit B, or, subject to the objection period set forth in Section

2.3, upon the expiration of thirty Business Days from the Trustee’s receipt of an Affidavit in the form of Exhibit E, signed by two of the individuals whose names are included in Exhibit D hereto (an “Affidavit”), to withdraw, in respect of the Grantor’s reversionary interest in the Trust Assets, Trust Assets in the amount stated in the Release or Affidavit, as the case may be.

2.3 Transfer by the Trustee.

(a)	Objection by Grantor to Withdrawal Notice. An objection, if any, by the Grantor to the withdrawal of Trust Assets stated in a Withdrawal Notice, must be made in writing to the Trustee and the Beneficiary on or before the expiration of the thirtieth Business Day after the Grantor’s receipt of the Withdrawal Notice.

(b)	Objection by a Beneficiary to an Affidavit. An objection, if any, by a Beneficiary to the withdrawal of Trust Assets stated in an Affidavit pertaining to that Beneficiary in particular, must be made in writing to the Trustee and the Grantor on or before the expiration of the thirtieth Business Day after the Trustee’s receipt of the Affidavit, provided that a copy of such Affidavit was simultaneously sent to the Beneficiary.

(c)	No Objection. If no objection is made by the Grantor to the Withdrawal Notice, or by a Beneficiary to an Affidavit, the Trustee shall, at the first available payroll cycle, subject to normal payroll cutoff dates, falling no sooner than forty Business Days after its receipt of the Withdrawal Notice or Affidavit, as applicable, take any and all steps to either transfer absolutely and unequivocally all right, title, and interest in Trust Assets having a Market Value equal to the payment amount specified in the Withdrawal Notice (the “Payment Amount”), or to liquidate sufficient Trust Assets to generate the Payment Amount, and then pay the Payment Amount to the Beneficiary as specified in the Withdrawal Notice, or the Grantor as specified in the Affidavit, as the case may be; provided that the interest in Trust Assets actually transferred or cash actually paid to the Beneficiary shall be net of the income tax withholding and the employee’s share of any employment taxes owing with respect to the Payment Amount. Notwithstanding the above, if Grantor delivers to the Trustee a Notice of Non-Objection substantially in the form attached hereto as Exhibit A-3 (each a “Notice of Non-Objection”), then the Trustee shall pay the amounts listed in the Withdrawal Notice at the first available payroll cycle, subject to normal payroll cutoff dates, falling after receipt of the Notice of Non-Objection. The Trustee shall be protected in conclusively relying upon any written demand of the Grantor and Beneficiary, or one of them and either the absence of an objection within the periods noted herein or a Notice of Non-Objection, for a withdrawal, including any Withdrawal Notice, Affidavit, Final Order, Settlement Agreement and any related certification.

(d)	Objection. In the event that the Trustee receives a timely objection by the Grantor to a Withdrawal Notice, or by a Beneficiary to an Affidavit as noted above, the Trustee shall retain the disputed portion of the Trust Assets described in the objection until the Grantor or the Beneficiary presents a Final Order or Settlement Agreement, accompanied by a certification (a “Certification”) from the party presenting the Final Order or Settlement Agreement to the Trustee to the effect that the document presented is a Final Order or Settlement Agreement, as the case may be, and certifying that the withdrawal is permitted.

In permitting any withdrawal described in this section 2.3, the Trustee shall be completely protected in conclusively relying upon any Affidavit, Release, Final Order or Settlement Agreement, and on any related Certification.

3. APPLICATION OF TRUST ASSETS

3.1 Withdrawal Purposes. Except as provided in Section 8 hereof, Trust Assets may be withdrawn for the following purposes only:

(a)	to pay pursuant to a Withdrawal Notice for the payment of Bonus Obligations or UK Severance Obligations to Retained Employees in accordance with the terms of the Bonus Programs or UK Severance Programs; or

(b)	to release the Trust Assets to the Grantor in accordance with Sections 2, 4.1, 6, and 7.12 hereof;

provided, however, that the Trustee shall not permit any Withdrawal until the Grantor has furnished to the Trustee an initial Beneficiary List in the form described in section 3.2, hereof, which Grantor may update periodically; and provided further, however, that:

(i)	nothing in this Trust Agreement shall entitle the Beneficiaries to any amounts under the Bonus Programs or UK Severance Programs that are not otherwise due and payable to them pursuant to the terms of those programs, policies and procedures;

(ii)	amounts due to the Beneficiaries are conditioned on fulfillment of certain conditions. Bonus amounts are generally discretionary and are based, in part, on performance of the Beneficiary, and UK Severance Obligations are conditioned on execution and delivery of an effective Severance Agreement; and

(iii)	nothing in this agreement limits the right of Grantor to alter, amend, supplement or terminate the respective Bonus Programs or UK Severance Programs subject to this Agreement, subject to the rights provided pursuant to those programs, if any.

3.2 Maintenance of Beneficiary List. The Trustee shall maintain a list of Beneficiaries (a “Beneficiary List”), which will be, initially, in the form of Exhibit C hereto, and which may be amended from time to time in accordance with section 3.3 hereof, upon:

(a)	Receipt by the Trustee of written notification from the Grantor that a Beneficiary (or Beneficiaries) should be added to the Beneficiary List; or

(b)	Receipt by the Trustee of a notice from Grantor indicating that the Grantor’s Bonus Obligations and/or UK Severance Obligations with respect to one or more Beneficiaries has been fully satisfied or otherwise terminated, eliminated or discharged, which notice may be through a Withdrawal Notice, Release or Affidavit unless otherwise directed by Grantor.

3.3 Removal of Beneficiary from Beneficiary List. If directed by Grantor, the Trustee shall remove a Beneficiary described in the Withdrawal Notice, Release or Affidavit from the Beneficiary List, and that Beneficiary will cease to be a Beneficiary under this Agreement, unless a dispute is pending with respect to that Beneficiary pursuant to Section 2.3 above, in which case the Beneficiary shall not be removed until the dispute is resolved as noted in that section.

3.4 Confidentiality of Information Contained in Beneficiary List. With the exception of the names of individuals designated as Beneficiaries on the Beneficiary List and except as permitted in Sections 7.3 and 7.5 hereof, the information contained in the Beneficiary List, including, but not limited to, the amount of the Grantor’s Bonus Obligations or UK Severance Obligations owed or potentially owed to any individual Beneficiary or group of Beneficiaries, shall be confidential and, notwithstanding any other provision of this Agreement, shall not be revealed or disclosed by the Trustee to any Beneficiary. Notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit (i) disclosure of any and all information that is or becomes publicly known, (ii) disclosure of any and all information (A) if required to do so by any applicable statute, law, rule or regulation, (B) to any government agency or regulatory body having or claiming authority to regulate or oversee any respects of the Trustee’s business or that of its affiliates, (C) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the Trustee or an affiliate or an officer, director, employer or shareholder thereof is a party, (D) in any preliminary or final offering circular, registration statement or contract or other document pertaining to the approved in advance by the Grantor or (E) to any affiliate, independent or internal auditor, agent, employee or attorney of the Trustee having a need to know the same, provided that the Trustee advises that recipient of the confidential nature of the information being disclosed, or (iii) any other disclosure authorized by Grantor and the relevant Beneficiaries as applicable.

3.5 Limitations on the Trustee’s Duties. The Trustee shall have no duty or responsibility whatsoever to determine that any Trust Assets withdrawn from the Trust Account pursuant to Section 2 of this Agreement will be used and applied in the manner provided by Section 3.1.

4. RELEASE OF TRUST ASSETS FROM TRUST ACCOUNT

4.1 Grantor’s Right to Reversion. In addition to interim payments of reversionary interests to Grantor pursuant to a Release or Affidavit, to the extent that the Grantor has satisfied all Bonus Obligations and UK Severance Obligations, or a change in the existing applicable law eliminates all or a portion of the Bonus Obligations or UK Severance Obligations, the Grantor shall be entitled to receive all Trust Assets remaining in the Trust, upon the presentation to the Trustee of a final Affidavit of the Grantor stating that all Beneficiaries’ claims to Bonus Obligations and/or UK Severance Obligations, as applicable, have been satisfied or eliminated, provided that the notice and objection periods and procedures noted in Sections 2.2 and 2.3 have been satisfied.

4.2 Delivery to Grantor. The Trustee shall pay and deliver Trust Assets to the Grantor by delivering those Assets in accordance with the instructions stated in Section 7.6, hereof.

5. REDEMPTION, INVESTMENT AND SUBSTITUTION OF ASSETS

5.1 Investment Discretion Trustee shall have complete discretion in the investment and reinvestment of the assets in the Trust Account, with full power and authority to direct such purchases and sales of Eligible Securities or other property, and in connection therewith to execute or cause to be executed any and all required documents, as it may deem appropriate, in accordance with the investment guidelines attached hereto as Schedule 3, and any revisions thereto that Grantor and Trustee may agree in writing from time to time. It is expressly agreed that Trustee may, in the exercise of its discretion, invest up to 100% of the Trust Account into commingled investment funds managed by Trustee or any of its affiliates (“Affiliated Funds”). With respect to any Affiliated Fund investment, Grantor understands that Trustee may either pay its affiliate who manages the Fund, a management fee out of the fee paid by Grantor to Trustee pursuant to Section 8.1 or, in the case of any Affiliated Funds registered with the Securities and Exchange Commission (the “Registered Funds”), the portion of the Trust Account invested in Registered Funds will be excluded from calculations of the Trustee’s fee because either Trustee will receive a management fee from the Registered Fund, or may share in the management fee received by an affiliate. Registered Funds will also bear certain other normal operating expenses, as discussed in the applicable prospectuses. It is specifically agreed that Trustee has selected the AIM Short-Term Investment Company Liquid Assets Portfolio (“AIM Sweep”) as the automatic cash sweep option for the Trust Account. AIM Sweep is managed by AIM Advisors, Inc., an affiliate of Trustee. Grantor understands and agrees that it will incur normal fees and expenses by AIM Sweep on any cash invested in this portfolio, in addition to Trustee’s fee. The Trustee shall not be responsible for any act or omission unless said action is the result, in whole or in part, of the Trustee’s gross negligence, willful misconduct or lack of good faith, nor shall the Trustee be responsible for any loss resulting from the insolvency or bankruptcy of any third-party agent or broker. The Trustee shall have no obligation to invest or reinvest the Trust Assets if deposited with the Trustee after 11:00 a.m. (E.T.) on the day of deposit. The Trustee shall have no responsibility for any investment losses resulting from the investment, reinvestment or liquidation of the Trust Assets. Subject to the provisions of Section 6, hereof, any interest or other income received on the investment and reinvestment of the Trust Assets shall become part of the Trust Assets and any losses incurred on the investment and reinvestment of the Trust Assets shall be debited against the Trust Assets.

5.2 Additional Deposits. The Grantor may at any time after the effective date of this Agreement assign, convey, transfer and deliver Eligible Securities (in addition to those Eligible Securities delivered initially to fund the Trust Account) to the Trustee for inclusion in the Trust Account.

5.3 Investment Losses. Any loss incurred from any investment pursuant to the terms of this Section 5 shall be borne exclusively by the Trust Account.

5.4 Maturing Trust Assets. The Trustee shall surrender for payment all maturing Trust Assets and all Trust Assets called for redemption and deposit the principal amount of the proceeds of any such payment into the Trust Account.

6. DIVIDENDS, INTEREST AND OTHER INCOME

All dividends, distributions, interest, net capital gain realized and other income resulting during each calendar year from the Trust Assets shall be the property of the Grantor. To the extent that the Trustee shall collect and receive that income from the Trust Assets, upon request from the Grantor, it shall pay over the amount of that income to the Grantor no less frequently than quarterly in accordance with procedures established by the Trustee and the Grantor provided that the Trustee shall have no obligation with respect to the collection of that income.

7. ADDITIONAL RIGHTS AND DUTIES OF THE TRUSTEE

7.1 Action Upon Instruction. The Trustee shall accept instructions from the Grantor and/or a Beneficiary in the forms described herein and give notice or direction, take action, exercise rights, powers or remedies or perform obligations under and pursuant to the terms of this Agreement or in respect of all or any portion of the Trust Assets, as shall be specified in those instructions. The Trustee shall also notify the Grantor of deposits to, withdrawals from and substitutions in the Trust Account within ten calendar days following the last day of each preceding month.

7.2 Deposit of Assets. The Trustee may deposit the Trust Assets consisting of securities or securities entitlements in a book-entry account maintained at any Federal Reserve Bank or in depositories such as the Depository Trust Company. The Trustee may hold the Trust Assets in its vaults or may hold on deposit portions of the Assets with those depositories or sub custodians that provide handling, clearance, or safekeeping services. The Trustee shall be responsible for the selection of those agents and shall be liable for their actions. The Trustee will use the same care with respect to the safekeeping of the Assets as it uses in respect of its own similar property.

7.3 Monthly Reports. The Trustee shall furnish to the Grantor as of the date of the inception of the Trust Account, and as of the end of each calendar month thereafter, a written statement identifying in reasonable detail the Trust Assets then on deposit in the Trust Account on the last day of that calendar month. In the event that a Beneficiary or Beneficiaries make a written request to the Trustee for a statement identifying the Trust Assets on deposit in the Trust Account, the Trustee shall furnish that information to the Beneficiary(ies) only upon the Trustee’s receipt of written consent from the Grantor, which consent is signed by two authorized signatories of the Grantor named in the attached Exhibit D, to the release of a written statement in the same form as is required herein to be furnished to the Grantor. In the event that the Grantor does not provide the consent, the Trustee shall not furnish information regarding the Trust Account and/or the Trust Assets to the Beneficiary(ies), except as otherwise required by law.

7.4 Transfer of Trust Assets. Except as may otherwise be expressly provided herein, the Trustee shall not have any power to sell, assign, transfer, encumber, pledge, or grant any security interest in, or consent to the placement of any lien upon or against the Trust Assets.

7.5 Audit. Upon the written request of, and at the expense of, the Grantor, the Trustee shall promptly permit the Grantor, its respective agents, employees and independent auditors to examine, audit, excerpt, transcribe, and copy, during the Trustee’s normal business hours, any books, documents, papers, and records relating to the Trust Account or the Trust Assets. In the event that a Beneficiary or Beneficiaries make a written request to the Trustee, the Trustee shall permit such Beneficiary(ies) to examine, audit, excerpt, transcribe, and copy, during the Trustee’s normal business hours, any books, documents, papers, and records relating to the Trust Account or the Trust Assets only upon the Trustee’s receipt of written consent thereto from the Grantor, which written consent is signed by two authorized signatories of the Grantor named in the attached Exhibit D. In the event that the Grantor does not provide that consent, the Trustee shall not furnish to the Beneficiary(ies), or permit the examination or audit by the Beneficiary(ies) of, information regarding the Trust Account and/or the Trust Assets, except as otherwise required by law.

7.6 Reliance Upon Written Instructions. The Trustee is authorized to follow and conclusively rely upon all written instructions given, in accordance with the terms of this Agreement, jointly by any two officers of the Grantor named in Exhibit D, as amended and updated from time to time by the Grantor, or by a Beneficiary pursuant to the terms of this Agreement including without limitation, instructions given by letter transmission, if the Trustee believes those instructions to be genuine and to have been signed by the proper party or parties, and the Trustee shall be fully protected in acting or refraining from acting, as the case may be, in accordance with those written instructions. The Trustee shall not incur any liability to anyone resulting from actions taken by the Trustee in reliance in good faith on those instructions. The Trustee shall not incur any liability in executing instructions (i) from any attorney-in-fact or (ii) from any officer of the Grantor or Beneficiary, named in an incumbency certificate delivered hereunder prior to receipt by it of a more current certificate.

7.7 No Implied Duties. The duties and obligations of the Trustee shall only be those as are specifically set forth in this Agreement, as it may from time to time be amended, and no implied duties or obligations shall be read into this Agreement against the Trustee. The Trustee shall be liable for its own gross negligence, willful misconduct, or lack of good faith.

7.8 No Violation. No provision of this Agreement shall require the Trustee to take any action, which in the Trustee’s reasonable judgment, would result in any violation of this Agreement, or any provision of law.

7.9 No Liability. Notwithstanding anything in this Agreement to the contrary, in no event shall the Trustee or any of its affiliates or any of their officers, directors, employees or agents be liable under or in connection with this Agreement for indirect, special, incidental, punitive or consequential losses or damages of any kind whatsoever, whether or not foreseeable, even if the Trustee has been advised of the possibility thereof and regardless of the form of action in which those damages are sought. The Trustee shall not be responsible for the existence, genuineness or value of the Trust Assets, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent the action or omission constitutes gross negligence, bad faith or willful misconduct on the part of the Trustee. The Trustee shall not be responsible for the validity of title to the Trust Assets, for insuring the Trust Assets or for the payment of taxes, charges assessments or liens upon the Trust Assets. The Grantor (for itself and any person and/or entity claiming through it) hereby releases, waives, discharges, exculpates, and covenants not to sue, the Trustee for any action taken or omitted to be taken in accordance with the terms of this Agreement, except to the extent that the action is caused by the Trustee’s gross negligence, willful misconduct or lack of good faith.

7.10 No Expenditures of Trustee’s Funds. None of the provisions of this Agreement shall require the Trustee to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of those funds or indemnity satisfactory to it shall not be obtained.

7.11 Reliance on Advice of Counsel. The Trustee may consult with counsel and the advice or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with that advice or opinion of counsel.

7.12 Tax Reporting and Tax Withholding.

(a)	The Trust shall be treated as a grantor trust within the meaning of subpart E of subchapter J of Chapter 1 of the Code. The Trustee shall provide Grantor with sufficient information to enable Grantor to report all items of income, deductions and credits against tax attributable to the Trust Assets on the income tax returns of the Grantor and the Trustee shall have no duty or responsibility whatsoever for the reporting of such items.

(b)	With regard to any Payment Amounts paid directly to a Beneficiary under Section 2.3, Grantor shall provide Trustee with the amounts of any applicable income tax withholding and the employee’s share of employment taxes and Trustee shall pay the indicated amounts over to Grantor for the appropriate reporting and deposit on behalf of the Beneficiary.

(c)	With respect to payments made to Beneficiaries who are UK Employees, the Trustee shall make such withholdings as required pursuant to U.S. and U.K. law and shall remit to the Beneficiary the net proceeds, and the Trustee shall remit to the applicable taxing authorities the withheld amounts. The Trustee shall make appropriate filings with those taxing authorities to reflect those payments, and shall furnish to the Beneficiaries required reporting and notices, as appropriate.

7.13 Use of Agents. In fulfilling its duties under this Agreement, the Trustee may engage one or more agents as it deems necessary or appropriate, including without limitation payroll and tax processing agents, and accounting and legal professionals. The Trustee shall be responsible for the actions of any agents selected by it, except if the Grantor serves as an agent in accordance with the next sentence. To the extent permitted by applicable law, the Trustee may engage Grantor or its affiliates to serve as an agent.

8. COMPENSATION AND INDEMNIFICATION OF THE TRUSTEE

8.1 Compensation. The Trust shall pay the Trustee, as compensation for its services under this Agreement, a fee computed at rates as may be agreed to from time to time in writing between the Trustee and the Grantor. To the extent provided in the fee agreement between the Trustee and Grantor, the Trustee shall be entitled to deduct first from the Trust income and then from the Trust Assets an amount sufficient to reimburse the Trustee for all of the Trustee’s charges in connection with its duties under this Agreement (including reasonable attorney’s fees and expenses), except any expense or disbursement as may arise from the Trustee’s gross negligence, willful misconduct or lack of good faith. The Trustee shall deduct those charges from the Trust and shall forward a summary of those charges to Grantor. If the Trust shall not have sufficient assets to cover the Trustee’s charges, the Trustee shall invoice Grantor, which Grantor shall pay within 30 days after receipt of that statement. The Trustee shall have a lien on the Trust Assets prior to any other lien with respect to any amount payable to the Trustee under this Agreement.

8.2 Indemnity. The Grantor also hereby agrees to indemnify the Trustee and its affiliates and their officers, directors, employees and agents for, and hold them harmless from and against, any loss, liability, claims, obligations, damages, injuries (to person or property), penalties, stamp, or other similar taxes, action suits, judgments, costs or expenses (including reasonable attorney’s fees and expenses) of whatever kind or nature regardless of their merit, demanded, asserted or claimed against the Trustee directly or indirectly relating to, or arising out of, claims against the Trustee by reason of its participation in the transactions contemplated hereby, including without limitation all reasonable costs required to be associated with claims for damages to persons or property, and reasonable attorneys’ and experts’ fees and expenses, court costs and any loss, liability, costs or expenses arising out of or in connection with the role of the Trustee hereunder except to the extent caused by the Trustee’s gross negligence, willful misconduct or lack of good faith. The Grantor hereby acknowledges that the foregoing indemnities shall survive the resignation or removal of the Trustee or the termination of this Agreement.

8.3 No Set-Off. Except as expressly provided in Sections 8.1 and 8.2, the Trustee hereby waives any and all rights of set-off, deduction, recoupment, attachment, garnishment or otherwise it may have on account of any indebtedness, fees, losses or other charges owed to it by Grantor or its affiliates (collectively, “Rights of Set-Off”) against the Trust Assets or the proceeds thereof. Except as expressly provided in Sections 8.1 and 8.2, the Trustee shall not make or effect any Rights of Set-Off or other claim against the Trust Assets or the Trust, whether related to this Agreement, the Trust, the Trust Assets or pursuant to any other business, matter or thing that may exist or have occurred between Trustee and its affiliates, on the one hand, and Grantor or its affiliates on the other hand.

9. RESIGNATION AND REMOVAL OF THE TRUSTEE

9.1 Resignation. The Trustee may resign at any time by giving not less than sixty calendar days’ advance written notice thereof to the Grantor, which resignation shall be effective on the Effective Date (as defined in Section 9.3 below).

9.2 Removal. The Trustee may be removed by the Grantor delivering to the Trustee at least sixty calendar days’ advance written notice of removal, signed by the Grantor, which removal shall be effective on the Effective Date.

9.3 Appointment of a Successor Trustee. Upon receipt by the Grantor of the notice of resignation, or upon removal of the Trustee as provided in Sections 9.1 and 9.2, the Grantor shall promptly appoint a successor trustee. Any successor trustee shall (i) be a bank or trust company in good standing and organized and doing business under the laws of the United States of America or of any state thereof, (ii) be a member of the Federal Reserve System or chartered in the States of Arizona, New York or Massachusetts, and (iii) not be a Parent, a Subsidiary or Affiliate of the Grantor. Notwithstanding the foregoing, the successor trustee with respect to the UK Severance Obligations may, with consent of Grantor, be a trustee organized and doing business under the laws of the United Kingdom. Upon the acceptance of the appointment as trustee hereunder by a successor trustee and the transfer to such successor trustee of the Trust Assets, the resignation or removal of the Trustee shall become effective (the “Effective Date”) and the Grantor shall release the Trustee by written instrument. Thereupon, the estate, rights, powers, privileges and duties of the resigning or removed Trustee shall survive and continue in the successor trustee, and the resigning or removed Trustee shall be discharged from any future duties and obligations under this Agreement; provided however that the resigning or removed Trustee shall continue after the Effective Date to be entitled to the benefits of the indemnities provided herein for the Trustee. If no successor Trustee has been appointed and been accepted within sixty days after the giving by the existing Trustee of notice of resignation as described in section 9.1 hereof, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

9.4 Merger or Consolidation. Any corporation into which the Trustee in its individual capacity may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee in its individual capacity shall be a party or any corporation to which substantially the corporate trust business of the Trustee in its individual capacity may be transferred, shall, subject to the terms of this Section 9, be the Trustee under this Agreement without any further action.

10. TERMINATION

10.1 Termination. The Trust Account and this Agreement shall be effective until:

(a)	the satisfaction in full of all Bonus Obligations and UK Severance Obligations, provided, that, in the event that a Beneficiary notifies the Trustee, which notification must be in writing and be delivered simultaneously to the Trustee and the Grantor, of a dispute regarding the satisfaction of Bonus Obligations and/or UK Severance Obligations, the Trust Account and this Agreement shall not terminate until receipt by the Trustee of a Final Order or Settlement Agreement, as defined in Section 12 hereof and accompanied by an appropriate Certification, indicating that the disputed Bonus Obligations or UK Severance Obligations, as the case may be, have been satisfied; or

(b)	payment and delivery by the Trustee of all Trust Assets pursuant to Section 2.3 or 4.1; or

(c)	by mutual agreement of Grantor and all remaining Beneficiaries.

10.2 Effect of Termination. Upon termination of the Trust Account, the Trustee shall transfer, pay over and deliver to the Grantor all of the Trust Assets remaining in the Trust Account less all its proper fees and expenses then owing, in exchange for a written receipt from the Grantor. The indemnities provided under this Agreement shall survive termination.

11. REPRESENTATIONS AND WARRANTIES OF THE GRANTOR

The Grantor hereby represents and warrants to the Trustee that:

(a)	This Agreement has been duly and validly executed and delivered and constitutes the legal, valid, binding, enforceable obligation of the Grantor; and

(b)	The execution, delivery and performance of this Agreement and the transfer and conveyance of the Trust Assets pursuant hereto, do not (i) violate or conflict with any of its charter documents or any provisions of any law, rule, regulation, order, writ, judgment, decree, determination or award presently in effect having applicability to such party, or (ii) result in a breach of, or constitute a default under, any indenture, loan or credit agreement, or any other agreement or instrument to which the Grantor is a party or by which the Grantor may be bound or affected.

The Grantor further represents and warrants that at the date of delivery to the Trustee of the Trust Assets, the Trustee will then be the lawful owner of, and will have good and marketable title to the Trust Assets, free and clear of all liens.

12. DEFINITIONS

Except as the context shall otherwise require, the following terms shall have the following meanings for all purposes of this Agreement (the definitions to be applicable to both the singular and the plural forms of each term defined if both such forms of such term are used in this Agreement):

“Affidavit” shall mean an affidavit of an authorized representative of the Grantor, in the form annexed hereto as Exhibit E.

“Beneficiaries” shall mean the Retained Employees named in the forms or lists annexed hereto as Exhibit C-1 and C-2 hereto, as applicable, and “Beneficiary” shall refer to any one of the Retained Employees, individually, and shall include any successor of a Beneficiary by operation of law, including, without limitation, any conservator, executor, personal representative or lawful heir. Upon satisfaction of all of Grantor’s Bonus Obligations and UK Severance Obligations, as applicable, to a Beneficiary, that person shall cease to be a beneficiary of this Agreement.

“Bonus” shall mean the amount due, or potentially due, from the Grantor to a Beneficiary, or if the context indicates that such term is used to refer to one or more persons, to Beneficiaries, under a Bonus Program or a bonus amount pursuant to a Retention Letter, or, in reference to more than one Beneficiary, Retention Letters.

“Bonus Obligations” shall mean the total of the Grantor’s obligations to a Beneficiary, or if the context indicates that such term is used to refer to one or more persons, to the Beneficiaries either pursuant to the Bonus Programs established by the Grantor (such policy being subject to change, including changes based upon changes to the applicable law) or pursuant to the Retention Letter(s), which also may be subject to change as permitted by law. The aggregate amount of the Bonus Obligations shall be reduced to the extent of Grantor’s payment, or the payment from the Trust, of amounts due under the Retention Letter(s) or pursuant to the Bonus Programs, and may increase in accordance with the terms of certain of the Retention Letters or those programs.

“Business Day” shall mean any day on which the offices of the Trustee in New York are open for business.

“Code” shall mean the Internal Revenue Code of 1986 as amended from time to time.

“Eligible Securities” shall mean and include cash in U.S. dollars or British pounds; fully insured certificates of deposit issued by a U.S. bank and payable in U.S. dollars; obligations issued by or guaranteed by the United States Government and other investments permitted on Schedule 2 hereof, as it may be amended from time to time by Grantor. Amounts paid to UK Employees shall be made in Pounds Sterling.

“Final Order” shall mean an order, decree, award, decision, or judgment from a court or arbitrator of competent jurisdiction, provided, however, that the Trustee shall have no duty or responsibility to determine the competency of a court or arbitrator, with respect to which rights of appeal have been exhausted, as certified by the party presenting that order to the Trustee, provided further, that the Trustee shall have no duty or responsibility to determine the veracity of that certification.

“Market Value” shall mean, as of the time of any determination is to be made, (1) with respect to the Trust Assets, the value of all assets in the Trust Account as of the last day of the preceding calendar quarter as determined by the Trustee. Any amounts received or paid pursuant to this Agreement in a foreign currency shall be converted by the Trustee at the then-current market rates, which may be at the Trustee’s rate if it engages in the business of effecting currency conversions for its public customers.

“Person” shall mean and include an individual, a corporation, a partnership, an association, a trust, a limited liability company, an unincorporated organization or a government or political subdivision thereof.

“Retained Employees” shall mean, collectively, each of the addressees of the Retention Letters and/or employees of the Grantor included in Exhibit C who is entitled to Bonus and/or UK Severance Obligations, as applicable, in accordance with the terms of Grantor’s Bonus Programs and UK Severance Programs, and such term used in singular form shall mean any such individual.

“Retention Letter” shall mean a letter issued by Grantor to one of the persons listed on Exhibit C, describing the Bonus Obligations and/or UK Severance Obligations offered to those persons. The plural form of this term shall have a corresponding meaning in reference to all those letters.

“Settlement Agreement” shall mean an agreement whereby a settlement has been made with the approval of the Grantor and the Beneficiary, which settles all the issues among them (the “Settled Issues”) with respect to amounts owed, and has been approved by the court, if any, before which the Settled Issues were pending, provided that, if the Settled Issues were not the subject of a court action and the party presenting the agreement to the Trustee also delivers a certification so stating, and, provided further that the Trustee shall have no duty or responsibility to determine the veracity of that certification, no court approval of the agreement shall be required.

“UK Severance Obligations” shall mean the total of the Grantor’s obligations to a Beneficiary, or if the context indicates that such term is used to refer to one or more persons, to the Beneficiaries either pursuant to the UK Severance Programs established by the Grantor (such policy being subject to change, including changes based upon changes to the applicable law) or pursuant to the Retention Letter(s), which also may be subject to change as permitted by law. The aggregate amount of the UK Severance Obligations shall be reduced to the extent of Grantor’s payment, or the payment from the Trust, of amounts due under the Retention Letter(s), pursuant to the UK Severance Programs, or paid pursuant to statutory requirements, and may increase in accordance with the terms of certain of the Retention Letters or those programs or laws.

“UK Severance Programs” shall mean the total of Grantor’s severance obligations to the UK Employees, including amounts due pursuant to Grantor’s severance programs, statutory entitlements due the Beneficiaries pursuant to United Kingdom law, and any Retention Letters with those employees. When used with respect to a particular Beneficiary, the term UK Severance Programs shall mean those severance programs, retention letters and laws applicable to that particular employee.

13. MISCELLANEOUS

13.1 Governing Law. This Agreement shall be subject to and governed by the laws of the State of New York, provided that laws applicable to tax withholding and reporting shall be governed by the laws governing those obligations.

13.2 Successors and Assigns. No Party may assign this Agreement or any of its obligations hereunder without the prior written consent of the other Parties; provided, however, that this Agreement will inure to the benefit of and bind those who, by operation of law, become successors to the Parties, including, without limitation, any liquidator, rehabilitator, receiver, conservator, lawful heir and any successor merged or consolidated entity or person, as the case may be, and provided further that, in the case of the Trustee, the successor trustee is eligible to be a trustee under the terms hereof.

13.3 Non-Alienation of Benefits. The trust is intended to be a spendthrift trust. No Beneficiary, and no creditor of a Beneficiary shall have any right to assign, pledge, sell, hypothecate, anticipate or in any way create upon his interest in the Trust Assets by operation of law or otherwise and any attempt to do shall be void; nor shall any such interest in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of a Beneficiary. All payments to be made to a Beneficiary shall be made only upon their personal receipt or endorsement, and no interest in the Trust shall be subject to assignment or transfer or otherwise be alienable, either by voluntary or involuntary act or by operation of law or equity, or subject to attachment, execution, garnishment, sequestration, levy or other seizure under any legal, equitable or other process or be liable in any way for the debts or defaults of a Beneficiary. This Section shall not preclude arrangements for the withholding of taxes, arrangements for recovery of overpayments, arrangements for direct deposit to account in a bank, savings and loan associations or credit union for the benefit of the Beneficiary.

13.4 Severability. In the event that any provision of this Agreement shall be declared invalid or unenforceable by any regulatory body or court having jurisdiction, that invalidity or unenforceability shall not affect the validity or enforceability of the remaining portions of this Agreement.

13.5 Entire Agreement. This Agreement (including any Exhibits hereto) constitutes the entire agreement among the Parties, and there are no understandings or agreements, conditions or qualifications relative to this Agreement that are not fully expressed in this Agreement.

13.6 Amendments. This Agreement may be modified or otherwise amended, and the observance of any term of this Agreement may be waived, if that modification, amendment or waiver is in writing and signed by all of the Parties; provided, that the Trustee shall not be obligated to enter into any amendment which affects its own rights, duties or obligations hereunder.

13.7 Notices. Unless otherwise provided in this Agreement, all notices, directions, requests, demands, acknowledgments and other communications required or permitted to be given or made under the terms hereof shall be in writing and shall be deemed to have been duly given or made (a) (i) when delivered personally, (ii) when made or given by prepaid telex, telegraph or telecopier (with originals promptly to follow by mail), or (iii) in the case of mail delivery, upon the expiration of five (5) Business Days after that notice, direction, request, demand, acknowledgment or other communication shall have been deposited in the United States mail for transmission by first class mail, postage prepaid, or upon receipt thereof, whichever shall first occur and (b) when addressed as follows:

If to the Grantor:	The FINOVA Group Inc.
4800 N. Scottsdale Rd.
Scottsdale, Arizona 85251-7623
Attention: Human Resources and General Counsel
Telephone: 480-636-4800
Facsimile: 480-636-4949
Wire Transfer instructions: [omitted]

If to the Trustee:	Atlantic Trust Company, N.A.
50 Rockefeller Plaza
New York, NY 10020
Attention: Jonathan Kadish, Senior Relationship Manager
Telephone: 212-259-3844
Facsimile: 212-259-3888
Wire Transfer instructions: [omitted]

Each Party may from time to time designate a different address for notices, directions, requests, demands, acknowledgments and other communications by giving written notice of that change to the other Party. Changes to wire transfer instructions must be approved by two authorized persons, except for changes to a Beneficiary’s wire transfer instructions. Although not parties to this Agreement, notices to Beneficiaries shall be governed by this section and addressed to the Beneficiary’s last known address of record on file with Grantor, unless otherwise directed by the Beneficiary pursuant to the procedures noted above.

13.8 Authorized Signatories. The Grantor represents and warrants that any two of the individuals listed on the attached Exhibit D are authorized, by their signatures, a sample of each is also being shown on the attached Exhibit D, to bind the Grantor, as that Exhibit may be amended from time to time by Grantor.

13.9 Further Assurances. Each Party shall from time to time execute and deliver further documents and instruments and shall take further actions as any other Party may reasonably request to effectuate the intent of this Agreement or to evidence compliance herewith.

13.10 Remedies. In the event of any breach of this Agreement, in addition to any legal remedies to the extent allowed by law, the Parties shall be entitled to equitable remedies, including without limitation, specific performance and injunctive relief.

13.11 Trust Account Records. The Trustee will keep full and complete records of the administration of the Trust Account. The Grantor may examine those records at any time during the Trustee’s business hours, upon reasonable request, subject to the other provisions of this agreement.

13.12 Headings. The headings of the Sections have been inserted for convenience of reference only, and shall not be deemed to constitute a part of this Agreement.

13.13 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original, but all those counterparts together shall constitute one and the same Agreement. The Exhibits to the Agreement requiring signatures may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original, but all counterparts of each Exhibit together shall constitute one and the same Exhibit. All signatures of the Parties and the Beneficiaries may be transmitted by facsimile, and the facsimile will, for all purposes, be deemed to be the original signature of that Party and/or Beneficiary whose signature it reproduces and, with respect to facsimile signatures of a Party, will be binding upon the Party.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

THE FINOVA GROUP INC.,
as Grantor

By:	/s/ Glenn E. Gray
Name:	Glenn E. Gray
Title:	Chief Operating Officer

By:	/s/ Richard Lieberman
Name:	Richard Lieberman
Title:	Senior Vice President

ATLANTIC TRUST COMPANY, N.A.
as Trustee

By:	/s/ Mark D. Santero
Name:	Mark D. Santero
Title:	Managing Director

EXHIBIT A-1

WITHDRAWAL NOTICE

BONUS OBLIGATIONS

[Date*]

[*Note to Beneficiaries: The Trust Agreement provides restrictions on when a Withdrawal Notice may be sent, as noted in section 3 below, and any distribution you receive will be net of the appropriate income tax withholding and employment taxes.]

Atlantic Trust Company, N.A.

50 Rockefeller Plaza

New York, NY 10020

Attn: Mr. Jonathan Kadish

The FINOVA Group Inc. Administrative Committee

4800 N. Scottsdale Rd.

Scottsdale, AZ 85251

Attention: Ms. Peggy Taylor

Re: The FINOVA Group Inc. Trust Agreement

Reference is made to the Bonus and UK Severance Trust Agreement (the “Trust Agreement”), dated as of November 1, 2003, by and between The FINOVA Group Inc., as grantor (“Grantor”), and Atlantic Trust Company, N.A., as trustee (the “Trustee”). This certificate is hereby executed and delivered pursuant to Section 2.1 of the Trust Agreement.

All capitalized terms used in this certificate that are not otherwise defined herein shall have the meanings given to them in the Trust Agreement.

The undersigned hereby certifies to the Trustee that:

1. He or she, as the case may be, is a Beneficiary under the Trust Agreement;

2. The undersigned is entitled to the payment of $ (£ for UK Employees)                          less applicable taxes (“Payment Amount”) from the Trust Account in consideration of Bonus Obligations owed to the undersigned by the Grantor.

3. This Withdrawal Notice is timely because it is sent after the following period has expired, as applicable (check which applies):

(a) If the undersigned continues to be an employee of the Grantor, the Withdrawal Notice has not been sent to the Trustee earlier than 30 days after the Bonus payment was to have been made (the February bonus payments for the prior year’s performance are assumed to be payable on February 28),

(b) If the undersigned is no longer an employee of the Grantor and the employee has been terminated by Grantor other than for cause or has ceased employment due to death or disability, in any case before January 1, 2004, the Withdrawal Notice has not been sent to the Trustee earlier than 60 days after the undersigned’s termination of employment with the Grantor, and the undersigned certifies that he or she has not previously been paid the Bonus Obligations by Grantor, or

(c) If the undersigned is no longer an employee of the Grantor and the undersigned has been terminated by Grantor other than for cause or due to the death or disability, the Withdrawal Notice has not been sent to the Trustee earlier than 10 days after the undersigned has executed and delivered to Grantor a severance agreement and release in Grantor’s standard form (unless otherwise agreed in writing by Grantor) (a “Severance Agreement”), provided that the undersigned certifies that he or she has not revoked that Severance Agreement, and provided further that a copy of the Severance Agreement executed by the undersigned and the Grantor is attached to this notice, and provided further that the Grantor has not previously paid the Bonus to the undersigned.

4. The undersigned has sent a copy of this notice, by hand-delivery or by certified mail to an authorized representative of the Grantor.

5. The Trustee is hereby instructed to withdraw Trust Assets equivalent to the Payment Amount specified in line 2, above, from the Trust Account established pursuant to the Trust Agreement and, in the absence of any objection as described in Section 2.3 of the Trust Agreement, to deliver the Payment Amount, net of the applicable income tax withholding and employment taxes, to the undersigned in accordance with the terms of the Trust Agreement and the instructions stated below:

WIRE TRANSFER INSTRUCTIONS:

Bank Routing Number:

Account Number:

Account Holder:

or

Check payable to

At address line 1:

At address line 2:

At City, State:

At Zip Code:                                        (and Country, if outside of the United States)

6. The undersigned acknowledges that the income tax withholding and the employee’s share of employment taxes applicable to the Payment Amount will be transferred to the Grantor for the appropriate reporting and deposit on my behalf.

This certificate and the statements contained herein are made for your benefit and the benefit of Grantor.

Date:	By:	.
Beneficiary’s Name:

EXHIBIT A-2

WITHDRAWAL NOTICE

UK SEVERANCE OBLIGATIONS

[Date*]

[*Note to Beneficiaries: The Trust Agreement provides restrictions on when a Withdrawal Notice may be sent, as noted in section 3 below, and any distribution you receive will be net of the appropriate income tax withholding and employment taxes.]

Atlantic Trust Company, N.A.

50 Rockefeller Plaza

New York, NY 10020

Attn: Mr. Jonathan Kadish

The FINOVA Group Inc. Administrative Committee

4800 N. Scottsdale Rd.

Scottsdale, AZ 85251

Attention: Ms. Peggy Taylor

Re: The FINOVA Group Inc. Trust Agreement

Reference is made to the Bonus and UK Severance Trust Agreement (the “Trust Agreement”), dated as of November 1, 2003, by and between The FINOVA Group Inc., as grantor (“Grantor”), and Atlantic Trust Company, N.A., as trustee (the “Trustee”). This certificate is hereby executed and delivered pursuant to Section 2.1 of the Trust Agreement.

All capitalized terms used in this certificate that are not otherwise defined herein shall have the meanings given to them in the Trust Agreement.

The undersigned hereby certifies to the Trustee that:

1.	He or she, as the case may be, is a Beneficiary under the Trust Agreement;

2.	The undersigned is entitled to the gross payment of £ less applicable taxes (“Payment Amount”) from the Trust Account in consideration of UK Severance Obligations owed to the undersigned by the Grantor.

3.	This Withdrawal Notice is timely because the undersigned is no longer an employee of the Grantor and the undersigned has been terminated by Grantor other than for cause and other than for death, disability or other circumstances for which severance is not owed to the undersigned, and the Withdrawal Notice has not been sent to the Trustee earlier than 10 days after the undersigned has executed and delivered to Grantor a severance agreement and release in Grantor’s standard form (unless otherwise agreed in writing by Grantor) (a “Severance Agreement”), provided that the undersigned hereby certifies that he or she has not revoked that Severance Agreement, and provided further that a copy of the Severance Agreement executed by the undersigned and the Grantor is attached to this notice, and provided further that the Grantor has not previously paid the UK Severance Obligations to the undersigned.

4.	The undersigned has sent a copy of this notice, by hand-delivery or by certified mail to an authorized representative of the Grantor.

5.	The Trustee is hereby instructed to withdraw Trust Assets equivalent to the Payment Amount specified in line 2, above, from the Trust Account established pursuant to the Trust Agreement and, in the absence of any objection as described in Section 2.3 of the Trust Agreement, to deliver the Payment Amount, net of the applicable income tax withholding and employment taxes, to the undersigned in accordance with the terms of the Trust Agreement and the instructions stated below:

WIRE TRANSFER INSTRUCTIONS:

Bank Routing Number:

Account Number:

Account Holder:

or

Check payable to

At address line 1:

At address line 2:

At City, State:

At Zip Code:                                              (and Country, if outside of the United States)

6.	The undersigned acknowledges that the income tax withholding and the employee’s share of employment taxes applicable to the Payment Amount will be transferred to the Grantor for the appropriate reporting and deposit on my behalf.

This certificate and the statements contained herein are made for your benefit and the benefit of Grantor.

Date:	By:	.
Beneficiary’s Name:

EXHIBIT A-3

NOTICE OF NON-OBJECTION

[ON LETTERHEAD]

[date]

Atlantic Trust Company, N.A.

50 Rockefeller Plaza

New York, NY 10020

Attention: Mr. Jonathan Kadish

Re: The FINOVA Group Inc. Trust Agreement – Payment to [Name of Beneficiary]

Reference is made to the Bonus and UK Severance Trust Agreement (the “Trust Agreement”), dated as of November 1, 2003, by and between The FINOVA Group Inc., as grantor (“Grantor”), and Atlantic Trust Company, N.A., as trustee (the “Trustee”).

All capitalized terms used in this release that are not otherwise defined herein shall have the meanings given to them in the Trust Agreement.

The undersigned two Authorized Signatories hereby certify to the Trustee that:

1. The undersigned are Authorized Signatories of Grantor under the Trust Agreement.

2. The above-named Beneficiary has met the conditions entitling him or her to be paid $ (£ for UK Employees)                          (the “Payment Amount”) by the Trust in consideration of Bonus Obligations and/or UK Severance Obligations owed to the Beneficiary by the Grantor, which Bonus Obligations and/or UK Severance Obligations, as applicable, are now to be paid by the Trust.

3. The undersigned authorizes and instructs the Trustee to withdraw Trust Assets equal to the Payment Amount specified in line 2, above, from the Trust Account established pursuant to the Trust Agreement and to deliver the Trust Assets, or the U.S. dollar (£ for UK Employees) equivalent in cash proceeds thereof, to the Beneficiary upon its request; net of income tax withholding and the employee’s share of employment tax withholding in the amount of $                     which shall be transferred to the Grantor for reporting and deposit on behalf of the Beneficiary.

This certificate and the statements contained herein are made for your benefit and the benefit of Beneficiary.

By:	.	By:	___________________________________
Name:		Name:
Title:		Title:

EXHIBIT B

RELEASE

Atlantic Trust Company, N.A.

50 Rockefeller Plaza

New York, NY 10020

Attn: Mr. Jonathan Kaddish

The FINOVA Group Inc.

4800 N. Scottsdale Rd.

Scottsdale, AZ 85251

Attention: SVP Human Resources

Re: The FINOVA Group Inc. Bonus and UK Severance Trust Agreement

Reference is made to the Bonus and UK Severance Trust Agreement (the “Trust Agreement”), dated as of November 1, 2003, by and between The FINOVA Group Inc., as grantor (“Grantor”), and Atlantic Trust Company, N.A., as trustee (the “Trustee”). This release is hereby executed and delivered pursuant to Section 2.2 of the Trust Agreement.

All capitalized terms used in this release that are not otherwise defined herein shall have the meanings given to them in the Trust Agreement.

The undersigned hereby certifies to the Trustee that:

1. The undersigned is a Beneficiary under the Trust Agreement.

2. The undersigned was paid $ (£ for UK Employees)                      (the “Bonus Payment Amount”) by the Grantor in consideration of Bonus Obligations, and £                     (the “UK Severance Payment Amount” and collectively with the Bonus Payment Amount, the “Payment Amount”) owed to the undersigned by the Grantor, which Bonus Obligations or UK Severance Obligations are now paid in full.

3. The undersigned authorizes and instructs the Trustee to withdraw the Trust Assets equal to the Payment Amount specified in line 2, above, from the Trust Account established pursuant to the Trust Agreement and to deliver the Assets, or the U.S. dollar equivalent in cash proceeds thereof, to the Grantor upon its request.

This certificate and the statements contained herein are made for your benefit and the benefit of Grantor.

Date:	By:	.
Beneficiary’s Name:

EXHIBIT E

AFFIDAVIT OF                  ON BEHALF OF THE FINOVA GROUP INC. IN CONNECTION WITH A

RELEASE OR

WITH THE TERMINATION OR CESSATION OF

EMPLOYMENT OF TRUST BENEFICIARY(IES)

STATE OF	)
) ss.:
COUNTY OF	)

                     and                     , being a duly authorized officers of The FINOVA Group Inc. (“Grantor”) and being duly sworn, depose and say:

1.	We are authorized by the Grantor to make this affidavit and to present this affidavit to Atlantic Trust Company, N.A. (the “Trustee”) in accordance with the terms of the Bonus and UK Severance Trust Agreement (the “Trust Agreement”), dated as of November 1, 2003, by and between the Grantor and the Trustee. Capitalized terms not defined in this Affidavit shall have the meanings given to them in the Trust Agreement.

2.	We are aware that any false statement or representation made herein would be subject to the penalties for perjury provided under the laws of the State of and/or the federal laws of the United States.

3.	For the reasons noted below, the Bonus Obligations and/or UK Severance Obligations for the Beneficiaries listed on the attached schedule (the “Listed Beneficiaries”) are no longer owed to the Listed Beneficiaries:

a. Grantor has paid the Listed Beneficiaries the amounts due for the Bonus Obligations and/or UK Severance Obligations, as applicable; or

b. The Listed Beneficiaries were terminated, failed to perform in accordance with a Retention Letter or the Bonus Programs or UK Severance Programs (as the case may be), or otherwise ceased employment with the Grantor in a manner or on terms that resulted in the loss by the Listed Beneficiaries of rights to the payment of Bonus Obligations and/or UK Severance Obligations by the Grantor from the Trust Account.

4.	The Trust Account contains $ in respect of the Bonus Obligations and $ (based on a conversion rate of $ /£ as of ) in respect of UK Severance Obligations that are no longer due from the Grantor to the Listed Beneficiaries.

5.	The Grantor is entitled to withdraw from the Trust Account the amount described in paragraph 3 above.

6.	Either (a) a true and correct copy of this affidavit was delivered or sent to each of the Listed Beneficiaries listed on the attached schedule by certified U.S. mail (not certified for UK Employees), on the same date as this affidavit was sent to the Trustee, at the Listed Beneficiaries’ address as reflected by the Grantor’s records, or (b) the Listed Beneficiaries have executed a release for the amounts stated in that release, in substantially the form attached hereto as Exhibit B.

7.	The Trustee is hereby instructed to withdraw the Trust Assets specified in paragraph 2, above, from the Trust Account established pursuant to the Trust Agreement and, in the absence of any objection as described in section 2.3 of the Trust Agreement, to deliver such Assets, or the U.S. dollar equivalent in cash proceeds thereof, to the Grantor, on the 35th Business Day after the date this affidavit is received by the Trustee.

/s/
[name]

/s/
[name]

Sworn to before me this
day of , 200 .

/s/
Notary Public